Lincoln Hedged S&P 500 Fund
Formerly known as Lincoln S&P 500 Buffer Fund Aug
(Standard and Service Class)
Summary Prospectus
August 18, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated August 18, 2023, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the Fund is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	3.51%	3.51%
Acquired Fund Fees and Expenses (AFFE)	0.11%	0.11%
Total Annual Fund Operating Expenses (including AFFE)[1]	4.17%	4.52%
Less Fee Waiver and Expense Reimbursement[2]	(3.48%)	(3.48%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
1
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. These agreements will continue through at least April 30, 2024 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Lincoln Hedged S&P 500 Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$70	$948	$1,839	$4,135
Service Class	$106	$1,050	$2,004	$4,428
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks long-term growth of capital. The Fund pursues its objective by providing exposure to the returns of the S&P 500 Price Return Index (the “Index”) while implementing a hedging strategy to reduce downside exposure. Hedging means structuring a portfolio to seek to reduce the risk of loss of an existing position.
The Fund employs a hedging strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index, subject to limits on gains (a “Cap”) and with the benefit of a buffer for losses (a “Buffer”) for each tranche of options (as described below). The Fund, under normal circumstances, invests at least 80% of its net assets (including borrowings for investment purposes) in securities that reference the Index or in an underlying fund which tracks the Index. The Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
FLEX Options Portfolio. FLEX Options are exchange-traded options contracts with uniquely customizable terms. The Fund’s FLEX Options have one-year terms and are based on the value of the Index. The Fund invests in FLEX Options using a “laddering” technique, which means investing in several similar securities that have different maturity dates. The Fund will construct its portfolio so that each fiscal quarter, approximately 25% of the Fund’s FLEX Options will expire and the Fund will replace them with new FLEX Options. The Fund will therefore “reset” approximately 25% of its FLEX Options each quarter. The basket of FLEX Options transacted on a particular date is referred to as a “tranche”. The Fund will generally hold four tranches of FLEX Options.
Each tranche consists of a combination of four FLEX Options contracts that provide exposure to the Index up to a Cap along with limited downside Buffer protection against the performance of the Index. Each tranche consists of the following:
1)
purchased one-year near-zero calls that, in combination with the investment in the Underlying Fund, provide exposure to the Index for the portion of the Fund whose FLEX Options are expiring.
2)
purchased one-year at-the-money puts that provide limited downside protection for the portion of the Fund whose FLEX Options are expiring.
3)
sold one-year puts with a strike price 12% “out-of-the-money” to help establish the Buffer and fund the purchase of calls and puts.
4)
sold out-of-the-money calls to help fund the purchase of calls and puts.
The above description is a summary for illustrative purposes and necessarily does not reflect all factors that could potentially affect the Fund’s strategy.
2Lincoln Hedged S&P 500 Fund

This combination of FLEX Options provides the resetting tranche, for one year after the reset date, with limited downside protection from declines in the Index’s value as of the reset date, while allowing the Fund to participate in Index appreciation up to the strike price of the sold out-of-the-money calls. This gain potential for each FLEX Options tranche is subject to a Cap, a maximum investment return level, which is the strike price of the sold out-of-the-money calls in that tranche. Fund performance for each tranche of FLEX Options is subject to a limited upside return Cap, which is the maximum percentage return the Fund can achieve from that tranche before the deduction of Fund expenses. A Cap is set for a FLEX Options tranche when it is created, and Caps for future tranches may be higher or lower depending on the strike price of the out-of-the-money calls that must be sold to offset the expense of the FLEX Options purchased. Buffers apply to particular tranches and not to the Fund’s portfolio overall.
In addition to normally scheduled quarterly FLEX Options transactions, the Fund will also typically transact in FLEX Options in order to reflect investments into or redemptions from the Fund. The Fund therefore may hold FLEX Options of various maturities, maintaining exposure to a wider range of cap rates and buffers.
The Underlying Fund: The Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLEX Options. The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of May 1, 2023, a significant portion of the Underlying Fund’s investment exposure was comprised of companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the value of the Index decreases. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
•
Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to a Cap. In the event that the Index has gains in excess of a Cap during the life of the corresponding FLEX Options, the Fund will not participate in those gains beyond the Cap.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
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Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
•
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
•
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by
Lincoln Hedged S&P 500 Fund3

the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
•
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the expiration of the options.
•
Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Fund’s performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the Index’s components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Company Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the “COVID-19” strain of the coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
4Lincoln Hedged S&P 500 Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q4 2022	5.43%
Lowest Quarterly Return	Q2 2022	(7.55%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	Since Inception	Inception Date
Lincoln Hedged S&P 500 Fund – Standard Class	-8.93%	-3.92%	8/20/21
Lincoln Hedged S&P 500 Fund – Service Class	-9.24%	-4.26%	8/20/21
S&P 500 Price Return Index (reflects no deductions for fees, expenses or taxes)	-19.44%	-9.58%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Senior Director and Head of Portfolio Management	Since August 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since August 2021
Maria Schiopu, CFA	Senior Director – Head of Portfolio Management	Since May 2022
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Lincoln Hedged S&P 500 Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6Lincoln Hedged S&P 500 Fund